Exhibit 10.29

This is an English translation

Party A:	3GUU Mobile Entertainment Industrial Co., Ltd.

Registered Address:	OMC Chambers Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

Authorized Representative:	Xian Handi

Party B:	Guangzhou Yingzheng Information Technology Co., Ltd.

Registered Address:	Floor 15, Block A, Hua Jian Tower, No. 233, Tian Fu Road, Tianhe District, Guangzhou

Legal Representative:	Wang Yongchao

Hereinafter individually referred to as a “Party” and collectively as “Parties.”

Now, the Parties hereby reach a written agreement as follows:

1.              Party A hereby agrees and acknowledges that Party A shall be obliged to provide Party B with continuing financial support to meet the capital demands of Party B for its business operation.

2.              This Agreement shall take effect as of the date on which the authorized representatives of the Parties affix their signatures and seals.

3.              This Agreement shall be governed by the laws of the PRC.

4.              Any dispute arising from or in connection with this Agreement shall first be settled by the Parties through friendly consultation. If the dispute cannot be settled within 30 days after one Party gives the other Party a written notice requesting for settlement through consultation, either Party may refer the dispute to China International Economic and Trade Arbitration Committee for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing and in Chinese language. The arbitral award shall be final and binding on both Parties.

5.              The Parties may amend and supplement this Agreement through reaching a written agreement. Any amendment agreement and supplementary agreement in relation to this Agreement, after being signed by the Parties, shall be an integral part of this Agreement and have the same legal effect as this Agreement.

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(No text on this page. This page is the signature page to this Supplementary Agreement.)

Party A:	3GUU Mobile Entertainment Industrial Co., Ltd. [Company Seal Affixed]

Sign:	/s/ Xian Handi

Xian Handi

Authorized Representative

Party B:	Guangzhou Yingzheng Information Technology Co., Ltd. [Company Seal Affixed]

Sign:	/s/ Wang Yongchao

Wang Yongchao

Legal Representative

Date of Signing:	16 December 2011